Supplement dated January 3, 2025, to the Prospectus dated May 1, 2024 (as amended September 17, 2024), for the

Protective Aspirations Variable Annuity and

Protective® Investors Benefit Advisory Variable Annuity contracts issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

THE COMPANY, VARIABLE ACCOUNT AND FUNDS section is amended as follows:

The Protective Life Insurance Company subsection is deleted and replaced with the following:

The Contracts are issued by Protective Life. Protective Life is a Nebraska corporation and was founded in 1907. On December 31, 2024, Protective Life changed from a Tennessee corporation to a Nebraska corporation. Protective Life’s address is P.O. Box 10648, Birmingham, Alabama 35202-0648. Protective Life markets individual life insurance, credit life and disability insurance, guaranteed investment contracts, guaranteed funding agreements, fixed and variable annuities and extended service contracts. Protective Life is currently licensed to transact life insurance business in 49 states and the District of Columbia. Protective Life is the principal operating subsidiary of Protective Life Corporation (“PLC”), a U.S. insurance holding company and a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. (“Dai-ichi”). Dai-ichi’s stock is traded on the Tokyo Stock Exchange. For more information about us, go to www.protective.com

The first paragraph of the Protective Variable Annuity Separate Account subsection is deleted and replaced with the following:

The Protective Variable Annuity Separate Account (the “Variable Account”) is a separate investment account of Protective Life. The Variable Account was established under Tennessee law by the Board of Directors of Protective Life on October 11, 1993. On December 31, 2024, Protective Life changed to a Nebraska corporation and, accordingly, the Variable Account currently operates under the laws and regulations of Nebraska. The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), and meets the definition of a separate account under federal securities laws.

Supplement dated January 3, 2025, to the Statement of Additional Information dated May 1, 2024, for the

Protective Aspirations Variable Annuity and Protective® Investors Benefit Advisory Variable Annuity

variable annuity contracts

issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

THE COMPANY section is deleted and replaced with the following:

We are Protective Life Insurance Company (the “Company”, “we,” “our,” “us,” and “Protective Life), a Nebraska corporation. On December 31, 2024, Protective Life changed from a Tennessee corporation to a Nebraska corporation. Protective Life is the principal operating subsidiary of Protective Life Corporation ("PLC"), a U.S. insurance holding company and a wholly-owned subsidiary of Dai-ichi Life Holdings, Inc. ("Dai-ichi"). Dai-ichi's stock is traded on the Tokyo Stock Exchange. No other company has any legal responsibility to pay amounts that the Company owes under the Contracts. The Company is solely responsible for paying all amounts owed to you under the Contract.